UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2020

Fortress Transportation & Infrastructure Investors LLC
(Exact name of registrant as specified in charter)

Delaware	001-37386	32-0434238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 45th Floor, New York, New York 10105
(Address of Principal Executive Offices) (Zip Code)

(212) 798-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Class A Common shares, $0.01 par value per share	FTAI	New York Stock Exchange
8.25% Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Shares	FTAI PR A	New York Stock Exchange
8.00% Fixed-to-Floating Rate Series B Cumulative Perpetual Redeemable Preferred Shares	FTAI PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

 Item 8.01. Other Events.

          On February 28, 2020, Fortress Transportation and Infrastructure Investors LLC (the “Company”) filed with the Securities and Exchange Commission a prospectus supplement (the “Option Plan Prospectus Supplement”) to the prospectus dated February 28, 2020 included in the Company’s automatic shelf registration statement on Form S-3ASR (No. 333-236770).  The Option Plan Prospectus Supplement was filed for the purpose of registering the issuance of securities pursuant to the Fortress Transportation and Infrastructure Investors LLC Nonqualified Stock Option and Incentive Award Plan (the “Option Plan”) or in connection with resales from time to time by certain individuals who are eligible to receive such securities (collectively, the “Selling Shareholders”).

          Specifically, the Option Plan Prospectus Supplement registers: (i) 29,867,601 shares of the Company’s common shares, par value $0.01 per share (“Common Shares”) available as of the date hereof for issuance under the Option Plan and (ii) 1,933,976 Common Shares as to which awards have previously been granted under the Option Plan. The Company will receive the exercise or purchase price of certain shares-based awards under the Option Plan if and when such awards are exercised or purchased for cash.  The Company will not receive any proceeds if the shares-based awards are exercised on a cashless basis.

          In addition, the Option Plan Prospectus Supplement registers 59,491 Common Shares that may be offered for resale from time to time by the Selling Shareholders to whom the shares have been or may be issued under the Option Plan (including, without limitation, in connection with the exercise of options). The Company will not receive any proceeds from the sale of its Common Shares by such Selling Shareholders.

          In connection with the filing of the Option Plan Prospectus Supplement, the Company is filing an opinion of its counsel, Skadden, Arps, Slate, Meagher & Flom LLP, regarding the legality of the securities being registered pursuant to the Option Plan Prospectus Supplement, which opinion is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the Option Plan Prospectus Supplement.
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 28, 2020

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC

/s/ Scott Christopher
Scott Christopher
Chief Financial Officer